Exhibit 4.3
                             CHESAPEAKE FUNDING LLC,
                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee



                       SERIES 2002-2 INDENTURE SUPPLEMENT


                          dated as of November __, 2002

                                       to

                                 BASE INDENTURE

                            dated as of June 30, 1999




                                  $544,900,000
                                       of
               Floating Rate Callable Asset-Backed Investor Notes

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                                Table of Contents

                                                                            Page

PRELIMINARY STATEMENT..........................................................1

DESIGNATION....................................................................1

ARTICLE I DEFINITIONS..........................................................1

ARTICLE II ARTICLE 5 OF THE BASE INDENTURE....................................14

  Section 5A.1      Establishment of Series 2002-2 Subaccounts................15

  Section 5A.2      Allocations with Respect to the
                    Series 2002-2 Investor Notes..............................16

  Section 5A.3      Determination of Interest.................................17

  Section 5A.4      Monthly Application of Collections........................18

  Section 5A.5      Payment of Monthly Interest Payment.......................21

  Section 5A.6      Payment of Principal......................................22

  Section 5A.7      The Administrator's Failure to Instruct the
                    Indenture Trustee to Make a Deposit or Payment............23

  Section 5A.8      Series 2002-2 Reserve Account.............................23

  Section 5A.9      Series 2002-2 Yield Supplement Account....................25

  Section 5A.10     Series 2002-2 Distribution Account........................27

  Section 5A.11     Lease Rate Caps...........................................27

ARTICLE III AMORTIZATION EVENTS...............................................29

ARTICLE IV OPTIONAL PREPAYMENT................................................31

ARTICLE V SERVICING AND ADMINISTRATOR FEES....................................31

  Section 5.1 Servicing Fees..................................................31

  Section 5.2 Administrator Fee...............................................32

ARTICLE VI FORM OF SERIES 2002-2 NOTES........................................32

  Section 6.1 Initial Issuance of Series
              2002-2 Investor Notes...........................................32
  Section 6.2 Global Notes....................................................32

                                      -i-

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  Section 6.3 Definitive  Notes...............................................33

ARTICLE VII INFORMATION.......................................................33

ARTICLE VIII MISCELLANEOUS....................................................33

  Section 8.1 Ratification of Indenture.......................................33

  Section 8.2 Obligations Unaffected..........................................33

  Section 8.3 Governing Law...................................................33

  Section 8.4 Further Assurances..............................................33

  Section 8.5 Exhibits........................................................34

  Section 8.6 No Waiver; Cumulative Remedies..................................34

  Section 8.7 Amendments......................................................34

  Section 8.8 Severability....................................................34

  Section 8.9 Counterparts....................................................34

  Section 8.10 No Bankruptcy Petition.........................................34

  Section 8.11 SUBIs..........................................................35

  Section 8.12 Notice to Rating Agencies......................................36

  Section 8.13 Conflict of Instructions.......................................36



EXHIBITS
Exhibit A-1:      Form of Class A-1 Note
Exhibit A-2:      Form of Class A-2 Note
Exhibit A-3:      Form of Class B Note
Exhibit B:        Form of Monthly Settlement Statement
Exhibit C:        Form of Series 2002-2 Lease Rate Cap

                                      -ii-

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          SERIES 2002-2 SUPPLEMENT, dated as of November ___, 2002 (as amended, supplemented, restated or otherwise modified from time to time, this "Indenture Supplement") between CHESAPEAKE FUNDING LLC (formerly known as Greyhound Funding
LLC), a special purpose limited liability company established under the laws of Delaware (the "Issuer"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) ("JPMorgan Chase"), a New York banking corporation, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Indenture Trustee"), to the Base Indenture, dated as of June 30, 1999, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into a Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.

          NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

          There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Series 2002-2 Floating Rate Callable Asset Backed Investor Notes.

          The Series 2002-2 Investor Notes shall be issued in three classes: (i) Series 2002-2 Floating Rate Callable Asset Backed Investor Notes, Class A-1, which shall be designated generally as the Class A-1 Investor Notes; (ii) Series 2002-2 Floating Rate Callable Asset Backed Investor Notes, Class A-2, which shall be designated generally as the Class A-2 Investor Notes; and (iii) Series 2002-2 Floating Rate Callable Asset Backed Investor Notes, Class B, which shall be designated generally as the Class B Investor Notes. The Class A-1 Investor Notes, the Class A-2 Investor Notes and the Class B Investor Notes are referred to herein collectively as the "Series 2002-2 Investor Notes." The Series 2002-2 Investor Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          The net proceeds from the sale of the Series 2002-2 Investor Notes (as defined herein) shall be deposited in the Series 2002-2 Collection Subaccount and shall be used by the Issuer to fund the maintenance of the SUBI Certificates under the Transfer Agreement and/or to reduce the Invested Amounts of other Series of Investor Notes.

                                    ARTICLE I

                                   DEFINITIONS

          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All Article, Section or

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                                                                             2

Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2002-2 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.

          (b) The following words and phrases shall have the following meanings with respect to the Series 2002-2 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Additional Interest" is defined in Section 5A.3(c).

          "Amortization Event" is defined in Article 3.

          "Assumed Lease Term" means, with respect to any Series 2002-2 Yield Shortfall Lease, the number of months over which the Capitalized Cost of the related Leased Vehicle is being depreciated thereunder.

          "Authorized Newspaper" means a daily newspaper published in the English language of general circulation in Luxembourg (or if publication is not practical in Luxembourg, in Europe).

          "Avis" means Avis Group Holdings, Inc. and its successors and assigns.

          "Calculation Agent" means JPMorgan Chase Bank, in its capacity as calculation agent with respect to the Series 2002-2 Note Rates.

          "Cendant" means Cendant Corporation and its successors and assigns.

          "Class A-1 Final Maturity Date" means the November 2007 Payment Date.

          "Class A-1 Initial Invested Amount" means the aggregate initial principal amount of the Class A-1 Investor Notes, which is $255,000,000.

          "Class A Interest Shortfall Amount" is defined in Section 5A.3(c).

          "Class A Monthly Interest Payment" is defined in Section 5A.3(c).

          "Class A-1 Interest Shortfall Amount" is defined in Section 5A.3(c).

          "Class A-1 Invested Amount" means as of any date of determination, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Investor Noteholders on or prior to such date.

          "Class A-1 Investor Noteholder" means the Person in whose name a Class A-1 Investor Note is registered in the Note Register.

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                                                                             3

          "Class A-1 Investor Notes" means any one of the Series 2002-2 Floating Rate Callable Asset Backed Investor Notes, Class A-1, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1. Definitive Class A-1 Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

          "Class A-1 Monthly Interest" means, with respect to any Series 2002-2 Interest Period, an amount equal to the product of (i) the Class A-1 Note Rate for such Series 2002-2 Interest Period, (ii) the Class A-1 Invested Amount on the first day of such Series 2002-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2002-2 Interest Period, the Class A-1 Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period and the denominator of which is 360.

          "Class A-1 Note Rate" means, (i) with respect to the initial Series 2002-2 Interest Period, ____% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ____% per annum.

          "Class A-2 Final Maturity Date" means the November 2014 Payment Date.

          "Class A-2 Initial Invested Amount" means the aggregate initial principal amount of the Class A-2 Investor Notes, which is $245,000,000.

          "Class A-2 Interest Shortfall Amount" is defined in Section 5A.3(c).

          "Class A-2 Invested Amount" means, as of any date of determination, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Investor Noteholders on or prior to such date.

          "Class A-2 Investor Noteholder" means the Person in whose name a Class A-2 Investor Note is registered in the Note Register.

          "Class A-2 Investor Notes" means any one of the Series 2002-2 Floating Rate Asset Backed Callable Investor Notes, Class A-2, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2. Definitive Class A-2 Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

          "Class A-2 Monthly Interest" means, with respect to any Series 2002-2 Interest Period, an amount equal to the product of (i) the Class A-2 Note Rate for such Series 2002-2 Interest Period, (ii) the Class A-2 Invested Amount on the first day of such Series 2002-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2002-2 Interest Period, the Class A-2 Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period and the denominator of which is 360.

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                                                                             4

                  "Class A-2 Note Rate" means, (i) with respect to the initial Series 2002-2 Interest Period, ____% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ____% per annum.

               "Class B Final Maturity Date" means the November 2014 Payment
          Date.

               "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Investor Notes, which is $44,900,000.

               "Class B Interest Shortfall Amount" is defined in Section
          5A.3(c).

               "Class B Invested Amount" means, as of any date of determination, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Investor Noteholders on or prior to such date.

               "Class B Investor Noteholder" means the Person in whose name a Class B Investor Note is registered in the Note Register.

               "Class B Investor Notes" means any one of the Series 2002-2 Floating Rate Asset Backed Callable Investor Notes, Class B, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3. Definitive Class B Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

               "Class B Monthly Interest" means, with respect to any Series 2002-2 Interest Period, an amount equal to the product of (i) the Class B Note Rate for such Series 2002-2 Interest Period, (ii) the Class B Invested Amount on the first day of such Series 2002-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2002-2 Interest Period, the Class B Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2002-2 Interest Period and the denominator of which is 360.

               "Class B Monthly Interest Payment" is defined in Section 5A.3(c)

               "Class B Note Rate" means, (i) with respect to the initial Series 2002-2 Interest Period, ___% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ___% per annum.

               "Deficiency" is defined in Section 5A.4(b)(i).

               "Dividend Amount" means, with respect to any Payment Date, the aggregate amount of dividends payable to the Series 2002-2 Preferred Members in respect of their Series 2002-2 Preferred Membership Interests pursuant to the LLC Agreement.

               "Dollar", "US$" and "$" means lawful currency of the United
          States.

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                                                                             5

               "DTC" means The Depository Trust Company or its successor, as the Clearing Agency for the Series 2002-2 Investor Notes.

               "Final Maturity Date" means the (i) Class A-1 Final Maturity Date, (ii) the Class A-2 Final Maturity Date or (iii) the Class B Final Maturity Date.

               "Indenture Supplement" has the meaning set forth in the preamble.

               "Interest Shortfall Amount" is defined in Section 5A.3(c).

               "LIBOR Determination Date" means, with respect to any Series 2002-2 Interest Period, the second London Business Day next preceding the first day of such Series 2002-2 Interest Period.

               "London Business Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.

               "Monthly Interest Payment" is defined in Section 5A.4(c)(v).

               "One-Month LIBOR" means, for each Series 2002-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2002-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2002-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2002-2 Interest Period.

               "Outstanding" means, with respect to the Series 2002-2 Investor Notes, all Series 2002-2 Investor Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2002-2 Investor Notes theretofore canceled or delivered to the Transfer Agent and Registrar for cancellation, (b) Series 2002-2 Investor Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2002-2 Distribution Account and are available for payment of such Series 2002-2


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                                                                             6

          Investor Notes, and Series 2002-2 Investor Notes which are considered paid pursuant to Section 11.1 of the Base Indenture, or (c) Series 2002-2 Investor Notes in exchange for or in lieu of other Series 2002-2 Investor Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2002-2 Investor Notes are held by a purchaser for value.

               "Payment Date" means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing January 7, 2003.

               "PHH" means PHH Corporation and its successors and assigns.

               "Prepayment Date" is defined in Article 4.

               "Rating Agencies" means, with respect to the Series 2002-2 Investor Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating the Series 2002-2 Investor Notes at the request of the Issuer.

               "Rating Agency Condition" means, with respect to any action specified herein as requiring satisfaction of the Rating Agency Condition, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Series 2002-2 Investor Notes or of any Series 2002-2 Preferred Membership Interests.

               "Record Date" means, with respect to each Payment Date, the last day of the immediately preceding calendar month.

               "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent.

               "Series 2002-2" means Series 2002-2, the Principal Terms of which are set forth in this Indenture Supplement.

               "Series 2002-2 Administrator Fee" is defined in Section 5.2.

               "Series 2002-2 Allocated Adjusted Aggregate Unit Balance" means, as of any date of determination, the product of (a) the Adjusted Aggregate Unit Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2002-2 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 2002-2 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.

               "Series 2002-2 Allocated Asset Amount Deficiency" means, as of any date of determination, the amount, if any, by which the Series 2002-2 Allocated Adjusted


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                                                                             7

          Aggregate Unit Balance is less than the Series 2002-2 Required Asset Amount as of such date.

               "Series 2002-2 Amortization Period" means the period beginning at the earlier of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2002-2 Investor Notes and
          (b) the close of business on the Period End Date in March 2004 and ending on the date when (i) the Series 2002-2 Investor Notes are fully paid, (ii) all dividends accrued and accumulated on the Series 2002-2 Preferred Membership Interests shall have been declared and paid in full, (iii) the Series 2002-2 Preferred Membership Interests shall have been redeemed in accordance with their terms and (iv) all amounts owing in respect of the Series 2002-2 Preferred Membership Interests under the Series 2002-2 Preferred Membership Interest Purchase Agreement shall have been paid in full by the Issuer.

               "Series 2002-2 Available Excess Collections Amount" means, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date, an amount equal to the excess, if any, of (a) the amount deposited in the Series 2002-2 General Collection Subaccount during the immediately preceding Monthly Period pursuant to Section 5A.2(a) over (b) the sum of (i) the amounts to be distributed from the Series 2002-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (xii) of Section 5A.4(c) on such Settlement Date, and (ii) any amounts owing in respect of the Series 2002-2 Preferred Membership Interests under the Series 2002-2 Preferred Membership Interest Purchase Agreement on such Settlement Date.

               "Series 2002-2 Basic Servicing Fee" is defined in Section 5.1.

               "Series 2002-2 Closing Date" means November __, 2002.

               "Series 2002-2 Collateral" means the Collateral, the Series 2002-2 Reserve Account, the Series 2002-2 Yield Supplement Account, the Series 2002-2 Distribution Account and the Series 2002-2 Lease Rate Caps.

               "Series 2002-2 Collection Subaccount" is defined in Section 5A.1(a).

               "Series 2002-2 Distribution Account" is defined in Section 5A.10(a).

               "Series 2002-2 Eligible Counterparty" means a financial institution having on the date of any acquisition of a Lease Rate Cap short-term debt ratings of at least A-1 by Standard & Poor's and P-1 by Moody's and long-term unsecured debt ratings of at least A+ by Standard & Poor's and Aa3 by Moody's.

               "Series 2002-2 Excess Fleet Receivable Amount" means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2002-2 Invested Percentage


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                                                                             8

          during the immediately preceding Monthly Period and (b) the Excess Fleet Receivable Amount for such Settlement Date.

               "Series 2002-2 Gain on Sale Account Percentage" means 10%.

               "Series 2002-2 Global Notes" is defined in Section 6.2.

               "Series 2002-2 Hypothetical Yield Shortfall Amount" means, for any Settlement Date, an amount equal to the product of (x) the excess, if any, of the Series 2002-2 Minimum Yield Rate for such Settlement Date over the CP Rate as of the last day of the immediately preceding Monthly Period, (y) the Series 2002-2 Invested Percentage on such Settlement Date of the aggregate Lease Balance of all Floating Rate Leases as of the last day of the immediately preceding Monthly Period and (z) 2.75.

               "Series 2002-2 Initial Invested Amount" means the sum of (i) the Class A-1 Initial Invested Amount, (ii) the Class A-2 Initial Invested Amount and (iii) the Class B Initial Invested Amount.

               "Series 2002-2 Interest Period" means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2002-2 Interest Period shall commence on and include the Series 2002-2 Closing Date and end on and include December 8, 2002.

               "Series 2002-2 Invested Amount" means, as of any date of determination, the sum of (i) the Class A-1 Invested Amount, (ii) the Class A-2 Invested Amount and (iii) the Class B Invested Amount.

               "Series 2002-2 Invested Percentage" means, with respect to any Business Day (i) during the Series 2002-2 Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2002-2 Allocated Adjusted Aggregate Unit Balance as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period has not ended, as of the end of such immediately preceding Business Day or
          (ii) during the Series 2002-2 Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2002-2 Allocated Adjusted Aggregate Unit Balance as of the end of the Series 2002-2 Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period has not ended, as of the end of the immediately preceding Business Day.

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                                                                             9

               "Series 2002-2 Investor Noteholder" means, collectively, the Class A-1 Investor Noteholders, the Class A-2 Investor Noteholders and the Class B Investor Noteholders.

               "Series 2002-2 Investor Note Owner" means, with respect to a Series 2002-2 Global Note, the Person who is the beneficial owner of an interest in such Series 2002-2 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

               "Series 2002-2 Investor Notes" means, collectively, the Class A-1 Investor Notes, the Class A-2 Investor Notes and the Class B Investor Notes.

               "Series 2002-2 Junior Preferred Membership Interests" means the Junior Preferred Membership Interests relating to the Series 2002-2 Investor Notes, if any, issued by the Issuer pursuant to the LLC Agreement.

               "Series 2002-2 Lease Rate Cap" means one or more interest rate caps, substantially in the form of Exhibit C, from a Series 2002-2 Eligible Counterparty.

               "Series 2002-2 Liquid Credit Enhancement Deficiency" means, on any date of determination, the amount by which the Series 2002-2 Reserve Account Amount is less than the Series 2002-2 Required Reserve Account Amount.

               "Series 2002-2 Minimum Yield Rate" means, for any Settlement Date, a rate per annum equal to the sum of (i) the Series 2002-2 Weighted Average Cost of Funds for such Settlement Date, (ii) 0.225% and (iii) 0.48%.

               "Series 2002-2 Monthly Interest" means, with respect to any Series 2002-2 Interest Period, the sum of (i) Class A-1 Monthly Interest, (ii) Class A-2 Monthly Interest and (iii) Class B Monthly Interest for such Series 2002-2 Interest Period.

               "Series 2002-2 Monthly Residual Value Gain" means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and (b) the Monthly Residual Value Gain for such Settlement Date.

               "Series 2002-2 Note Rate" means (i) the Class A-1 Note Rate, (ii) the Class A-2 Note Rate and (iii) the Class B Note Rate, as the context may require.

               "Series 2002-2 Note Termination Date" means the date on which the Series 2002-2 Investor Notes are fully paid.

               "Series 2002-2 Preferred Member Distribution Account" means the account established in respect of the Series 2002-2 Preferred Membership Interests pursuant to the LLC Agreement.

               "Series 2002-2 Preferred Members" means the registered holders of the Series 2002-2 Preferred Membership Interests.

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                                                                            10

               "Series 2002-2 Preferred Membership Interest Purchase Agreement" means, collectively, one or more purchase agreements among the Issuer, one or more purchasers of the Series 2002-2 Senior Preferred Membership Interests thereunder, the funding agents of such purchasers, one or more banks or other financial institutions providing liquidity funding to such purchasers and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms, and one or more purchase agreements relating to the Series 2002-2 Junior Preferred Membership Interests among the Issuer, one or more purchasers of the Series 2002-2 Junior Preferred Membership Interests and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms.

               "Series 2002-2 Preferred Membership Interests" means the Series 2002-2 Senior Preferred Membership Interests, if any, and the Series 2002-2 Junior Preferred Membership Interests, if any.

               "Series 2002-2 Principal Collection Subaccount" is defined in
          Section 5A.1(a).

               "Series 2002-2 Principal Payment Amount" means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and (b) the Principal Payment Amount for such Settlement Date.

               "Series 2002-2 Required Asset Amount" means, as of any date of determination, the sum of the Series 2002-2 Invested Amount and the Series 2002-2 Required Overcollateralization Amount as of such date.

               "Series 2002-2 Required Enhancement Amount" means, on any date, the Series 2002-2 Required Percentage on such date of the Series 2002-2 Initial Invested Amount plus; if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded 12.50%, an amount equal to the product of (a) the Series 2002-2 Invested Percentage as the last day of the Monthly Period immediately preceding such Settlement Date and (b) 90% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 2002-2 Required Enhancement Amount shall equal the Series 2002-2 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.

               "Series 2002-2 Required Investor Noteholders" means (a) so long as any Class A-1 Investor Notes or Class A-2 Investor Notes are Outstanding, Class A-1 Investor Noteholders and Class A-2 Investor Noteholders holding more than 50% of the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount (excluding any Class A-1 Investor Note or Class A-2 Investor Note held by the Issuer or any Affiliate of the Issuer) and (b) so long as any Class B Investor Notes are Outstanding and no Class A-1 Investor Notes or Class A-2 Investor Notes are Outstanding, Class B Investor Noteholders holding more than 50% of the Class B Invested Amount (excluding any Class B Investor Note held by the Issuer or any Affiliate of the Issuer).

               "Series 2002-2 Required Lease Rate Cap" means one or more Series 2002-2 Lease Rate Caps having, in the aggregate, a notional amount on each Payment Date equal to the lesser of (x) the average daily Series 2002-2 Invested Percentage during the Monthly Period immediately preceding such Payment Date of the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the last day of the immediately preceding Monthly Period that were not Fixed Rate Leases when initially allocated to the Lease SUBI Portfolio or on the Series 2002-2 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and (y) the Series 2002-2 Invested Amount on such Payment Date and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.65% per annum.

               "Series 2002-2 Required Overcollateralization Amount" means, on any date of determination during an Accrual Period, the amount by which the Series 2002-2 Required Enhancement Amount exceeds the sum of
          (a) the Series 2002-2 Reserve Account Amount and (b) the amount on deposit in the Series 2002-2 Principal Collection Subaccount on such date (excluding any amounts deposited therein pursuant to Section 5A.2(d) during the Monthly Period commencing after the first day of such Accrual Period).

               "Series 2002-2 Required Percentage" means, on any date of determination, 5.871% unless:

               (a) for the most recent Settlement Date all of the following were true:

               (i) the Three Month Average Charge-Off Ratio was 0.50 % or less;

               (ii) the Twelve Month Average Charge-Off Ratio was 0.25% or less;

               (iii) the Three Month Average Residual Value Loss Ratio was 10.00% or less;

               (iv) the Twelve Month Average Residual Value Loss Ratio was 5.00% or less;

               (v) the Three Month Average Paid-In Advance Loss Ratio was 1.00% or less;

               (vi) the Twelve Month Average Paid-In Advance Loss Ratio was 0.50% or less; and

               (vii) the Three Month Average Delinquency Ratio was 4.50% or less;

          in which case, the Series 2002-2 Required Percentage on such date will equal 5.163% or

               (b) for the most recent Settlement Date any one of the following was true:

               (i) the Three Month Average Charge-Off Ratio exceeded 0.75%;

               (ii) the Twelve Month Average Charge-Off Ratio exceeded 0.50%;

               (iii) the Three Month Average Residual Value Loss Ratio exceeded 12.50%;

               (iv) the Twelve Month Average Residual Value Loss Ratio exceeded 10.00%;

               (v) the Twelve Month Average Paid-In Advance Loss Ratio exceeded 0.75%; or

               (vi) the Three Month Average Delinquency Ratio exceeded 6.00%;

          in which case, the Series 2002-2 Required Percentage on such date will equal 6.787%.

               "Series 2002-2 Required Reserve Account Amount" means an amount equal to 2.062% of the Series 2002-2 Initial Invested Amount.

               "Series 2002-2 Required Yield Supplement Amount" means, on any Settlement Date, the excess, if any, of (a) the Series 2002-2 Yield Shortfall Amount for such Settlement Date over (b) 70% of the product of (x) the Series 2002-2 Invested Percentage on such Settlement Date and (y) the Class X 1999-1B Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date); provided, however that upon the occurrence of a Receivable Purchase Termination Event, the Series 2002-2 Required Yield Supplement Amount on any Settlement Date will equal the Series 2002-2 Yield Shortfall Amount for such Settlement Date.

               "Series 2002-2 Reserve Account" is defined in Section 5A.8(a).

               "Series 2002-2 Reserve Account Amount" means, on any date of determination, the amount on deposit in the Series 2002-2 Reserve Account and available for withdrawal therefrom.

               "Series 2002-2 Reserve Account Surplus" means, on any date of determination, the amount, if any, by which the Series 2002-2 Reserve Account Amount exceeds the Series 2002-2 Required Reserve Account Amount.

               "Series 2002-2 Revolving Period" means the period from and including the Series 2002-2 Closing Date to but excluding the commencement of the Series 2002-2 Amortization Period.

               "Series 2002-2 Senior Preferred Membership Interests" means each series of Senior Preferred Membership Interests relating to the Series 2002-2 Investor Notes, if any, issued by the Issuer pursuant to the LLC Agreement.

               "Series 2002-2 Series Servicing Fee Percentage" is defined in
          Section 5.1.

               "Series 2002-2 Supplemental Servicing Fee" is defined in Section 5.1.

               "Series 2002-2 Settlement Collection Subaccount" is defined in
          Section 5A.1(a).

               "Series 2002-2 Subaccounts" is defined in Section 5A.1(a).

               "Series 2002-2 Weighted Average Cost of Funds" means, for any Settlement Date, the product of (a) the quotient of the sum of (i) aggregate amount of interest payable on the Series 2002-2 Investor Notes on such Settlement Date and (ii) the aggregate amount of dividends payable on the Series 2002-2 Preferred Membership Interests on such Settlement Date, divided by the sum of (i) the Series 2002-2 Invested Amount as of the first day of the immediately preceding Series 2002-2 Interest Period and (ii) the aggregate stated liquidation preference of the Series 2002-2 Preferred Membership Interests as of such day and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in the Series 2002-2 Interest Period ending on such Settlement Date.

               "Series 2002-2 Weighted Average Yield Shortfall" means, for any Settlement Date, the excess, if any, of (a) the Series 2002-2 Minimum Yield Rate for such Settlement Date over (b) the Series 2002-2 Weighted Average Yield Shortfall Lease Yield for such Settlement Date.

               "Series 2002-2 Weighted Average Yield Shortfall Lease Yield" means, for any Settlement Date, the quotient of the sum of the product with respect to each Series 2002-2 Yield Shortfall Lease of (a) the actual or implicit finance charge rate applicable to such Series 2002-2 Yield Shortfall Lease and (b) the Net Book Value of the Leased Vehicle subject to such Series 2002-2 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period divided by the aggregate Net Book Value of the Leased Vehicles subject to all of the Series 2002-2 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period.

               "Series 2002-2 Weighted Average Yield Shortfall Life" means, for any Settlement Date, 50% of the weighted (on the basis of Net Book Value of the related Leased Vehicle) average Assumed Lease Term of the Series 2002-2 Yield Shortfall Leases, assuming that all scheduled lease payments are made thereon when scheduled and that the Obligors thereunder do not elect to convert such Series 2002-2 Yield Shortfall Leases to Fixed Rate Leases, as of the last day of the immediately preceding Monthly Period.

               "Series 2002-2 Yield Shortfall Amount" means, for any Settlement Date, (i) if the Series 2002-2 Hypothetical Yield Shortfall Amount for such Settlement Date is less than 70% of the product of the Series 2002-2 Invested Percentage and the Class X 1999-1B Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date), an amount equal to the Series 2002-2 Hypothetical Yield Shortfall Amount and (ii) otherwise, an amount equal to the product of (x) the Series 2002-2 Weighted Average Yield Shortfall for such Settlement Date, (y) the Series 2002-2 Invested Percentage on such Settlement Date of the aggregate Lease Balance of all Series 2002-2 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period and (z) the Series 2002-2 Weighted Average Yield Shortfall Life for such Settlement Date.

               "Series 2002-2 Yield Shortfall Lease" means, as of any Settlement Date, each Unit Lease that is a Floating Rate Lease with an actual or implicit finance charge rate of less than the Series 2002-2 Minimum Yield Rate as of the last day of the immediately preceding Monthly Period.

               "Series 2002-2 Yield Supplement Account" is defined in Section 5A.9(a).

               "Series 2002-2 Yield Supplement Account Amount" means, on any date of determination, the amount on deposit in the Series 2002-2 Yield Supplement Account and available for withdrawal therefrom.

               "Series 2002-2 Yield Supplement Account Surplus" means, on any date of determination, the amount, if any, by which the Series 2002-2 Yield Supplement Account Amount exceeds the Series 2002-2 Required Yield Supplement Amount.

               "Series 2002-2 Yield Supplement Deficiency" means, on any date of determination, the amount by which the Series 2002-2 Yield Supplement Account Amount is less than the Series 2002-2 Required Yield Supplement Amount.

               "Telerate Page 3750" has the meaning set forth in the International Swaps Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions.

               "Total Cash Available" means, for any Settlement Date, the excess, if any, of (a) the sum of (i) the aggregate amount of Collections allocated to the Series 2002-2 General Collection Subaccount pursuant to Section 5A.2(a) during the immediately preceding Monthly Period, (ii) an amount equal to the product of the average daily Series 2002-2 Invested Percentage during such Monthly Period and the amount of the Unit Repurchase Payments paid by the Servicer and/or SPV on such Settlement Date, (iii) an amount equal to the product of the average daily Series 2002-2 Invested Percentage during such Monthly Period and the amount of the Monthly Servicer Advance made by the Servicer on such Settlement Date, (iv) an amount equal to the product of the average daily Series 2002-2 Invested Percentage during such Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on the Transfer Date immediately preceding such Settlement Date and (v) the investment income on amounts on deposit in the Series 2002-2 Principal Collection Subaccount and the Series 2002-2 General Collection Subaccount transferred to the Series 2002-2 Settlement Collection Subaccount on such Settlement Date pursuant to Section 5A.1(b) over (b) the amount withdrawn from the Series 2002-2 General Collection Subaccount pursuant to Section 5A.2(f) during the period commencing on the Period End Date immediately preceding such Settlement Date to but excluding such Settlement Date.

                                   ARTICLE II

                         ARTICLE 5 OF THE BASE INDENTURE

          Sections 5.1 through 5.4 of the Base Indenture and each other Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base

Indenture or any applicable Indenture Supplement. Article 5 of the Indenture (except for Sections 5.1 through 5.4 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2002-2 Investor Notes:

          Section 5A.1 Establishment of Series 2002-2 Subaccounts.

          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2002-2 Investor Noteholders
(i) a subaccount of the Collection Account (the "Series 2002-2 Collection Subaccount"); and (ii) three subaccounts of the Series 2002-2 Collection
Subaccount: (1) the Series 2002-2 General Collection Subaccount, (2) the Series 2002-2 Principal Collection Subaccount and (3) the Series 2002-2 Settlement Collection Subaccount (respectively, the "Series 2002-2 General Collection Subaccount," the "Series 2002-2 Principal Collection Subaccount" and the "Series 2002-2 Settlement Collection Subaccount"); the accounts established pursuant to this Section 5A.1(a), collectively, the "Series 2002-2 Subaccounts"), each Series 2002-2 Subaccount to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 2002-2 Subaccounts and the proceeds thereof for the benefit of the Series 2002-2 Investor Noteholders. The Series 2002-2 Subaccounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-2 Investor Noteholders.

          (b) The Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2002-2 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that funds on deposit in a Series 2002-2 Subaccount may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 2002-2 General Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 2002-2 Principal Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2002-2 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made on any day during the Series 2002-2 Amortization Period, on or prior to the Business Day immediately preceding the next Payment Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2002-2 Principal Collection Subaccount and the Series 2002-2 General Collection Subaccount shall be deposited in the Series 2002-2 Settlement Collection Subaccount. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.

          Section 5A.2 Allocations with Respect to the Series 2002-2 Investor Notes.

          (a) Prior to 1:00 P.M., New York City time, on each Deposit Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2002-2 Investor Noteholders and deposit in the Series 2002-2 General Collection Subaccount an amount equal to the product of the Series 2002-2 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date.

          (b) On the Series 2002-2 Closing Date, the Indenture Trustee shall (i) deposit in the Series 2002-2 Settlement Collection Subaccount $_____________ from the net proceeds from the sale of the Series 2002-2 Investor Notes and (2) deposit the remainder of the net proceeds from the sale of the Series 2002-2 Investor Notes in the Series 2002-2 Principal Collection Subaccount.

          (c) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2002-2 Investor Noteholders and deposit in the Series 2002-2 Settlement Collection Subaccount on the immediately succeeding Transfer Date amounts withdrawn from the Gain on Sale Account on such Transfer Date, in an amount equal to the product of the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to
Section 5.2(e) of the Base Indenture on such Transfer Date.

          (d) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2002-2 Investor Noteholders and deposit in the Series 2002-2 Settlement Collection Subaccount on the immediately succeeding Settlement Date the following amounts:

          (i) any Unit Repurchase Payments made by the Servicer and/or SPV, in an amount equal to the product of the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such Unit Repurchase Payments;

          (ii) the Monthly Servicer Advance made by the Servicer, in an amount equal to the product of the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such Monthly Servicer Advance;

          (iii) payments made under the Lease Rate Caps maintained by the Issuer pursuant to Sections 5A.11(a) and (b), in an amount equal to the product of the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such payments; and

          (iv) all payments made to the Indenture Trustee under the Series 2002-2 Lease Rate Cap.

          (e) During the Series 2002-2 Revolving Period, the Administrator may direct the Indenture Trustee in writing on any Business Day to withdraw amounts on deposit in the Series 2002-2 Principal Collection Subaccount for either of the following purposes:

          (i) if such Business Day is an Additional Closing Date, to remit all or a portion of the Transferred Asset Payment due on such Additional Closing Date pursuant to the Transfer Agreement; or

          (ii) to reduce the Invested Amount of any Series of Investor Notes.

          (f) Prior to the occurrence of a Potential Amortization Event or an Amortization Event, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date on which the Administrator is able to determine the amounts to be distributed from the Series 2002-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (xii) of Section 5A.4(c) on such Settlement Date and any amounts owing in respect of the Series 2002-2 Preferred Membership Interests under the Series 2002-2 Preferred Membership Interest Purchase Agreement on such Settlement Date, the Administrator may direct the Indenture Trustee in writing to withdraw from the Series 2002-2 General Collection Subaccount and remit to the Issuer the Series 2002-2 Available Excess Collections Amount for such Business Day.

          Section 5A.3 Determination of Interest.

          (a) JPMorgan Chase is hereby appointed Calculation Agent for the purpose of determining the Series 2002-2 Note Rates for each Series 2002-2 Interest Period. On each LIBOR Determination Date, the Calculation Agent shall determine the Series 2002-2 Note Rate for each Class of Series 2002-2 Investor Notes for the next succeeding Series 2002-2 Interest Period and deliver notice of such Series 2002-2 Note Rates to the Indenture Trustee. On each LIBOR Determination Date, the Indenture Trustee shall deliver to the Administrator notice of the Series 2002-2 Note Rate for each Class of Series 2002-2 Investor Notes for the next succeeding Series 2002-2 Interest Period.

          (b) Until the Administrator shall give the Indenture Trustee written notice that no Class of the Series 2002-2 Investor Notes is listed on the Luxembourg Stock Exchange, the Indenture Trustee shall, or shall instruct the Calculation Agent to, cause (i) the Series 2002-2 Note Rate applicable to each Class of the Series 2002-2 Investor Notes for the next succeeding Series 2002-2 Interest Period, the number of days in such Series 2002-2 Interest Period, the Payment Date for such Series 2002-2 Interest Period and the amount of interest payable on each Class of Series 2002-2 Investor Notes on such Payment Date to be
(A) communicated to DTC, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than the Business Day immediately following each LIBOR Determination Date and (B) published in the Authorized Newspaper as soon as possible after its determination.

          (c) On each Determination Date, the Administrator shall determine (a) the excess, if any (the "Class A Interest Shortfall Amount"), of (i) the sum of
(A) the Class A-1 Monthly Interest for the Series 2002-2 Interest Period ending on the next succeeding Payment Date, (B) the Class A-2 Monthly Interest for the Series 2002-2 Interest Period ending on the next succeeding Payment Date and (C) the amount of any unpaid Class A Interest Shortfall Amount, as of the preceding Payment Date (together with any Additional Interest on such Class A Interest Shortfall Amount) (such sum, the "Class A Monthly Interest Payment") over (ii) the amount which will be available to pay interest on the Series 2002-2 Investor Notes in accordance with Section 5A.4(c)(v) on such Payment Date, and (b) the excess, if any (the "Class B Interest Shortfall Amount"), of (i) the sum of (A) the Class B Monthly Interest for the Series 2002-2 Interest Period ending on the next succeeding Payment Date and (B) the amount of any unpaid Class B Interest Shortfall Amount, as of the preceding Payment Date (together with any Additional Interest on such Class B Interest Shortfall Amount) (such sum, the "Class B Monthly Interest Payment") over (ii) the excess, if any, of (A) the amount which will be available to pay interest on the Series 2002-2 Investor Notes in accordance with Section 5A.4(c)(v) on such Payment Date over (B) the Class A Monthly Interest Payment for such Payment Date. If the Class A Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Class A-1 Investor Noteholders and the Class A-2 Investor Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Class A-1 Investor Noteholder and Class A-2 Investor Noteholder, by the amount of the Class A Interest Shortfall Amount. The portion of the Class A Interest Shortfall Amount allocable to the Class A-1 Investor Notes and to the Class A-2 Investor Notes shall be referred to as the "Class A-1 Interest Shortfall Amount" and the "Class A-2 Interest Shortfall Amount," respectively. If the Class B Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Class B Investor Noteholders will be reduced on a pro rata basis by the amount of the Class B Interest Shortfall Amount. An additional amount of interest ("Additional Interest") shall accrue on the Class A-1 Interest Shortfall Amount, the Class A-2 Interest Shortfall Amount and the Class B Interest Shortfall Amount (collectively, the "Interest Shortfall Amount") for each Series 2002-2 Interest Period at the applicable Series 2002-2 Note Rate for such Series 2002-2 Interest Period. Until the Administrator shall give the Indenture Trustee written notice that no Class of the Series 2002-2 Investor Notes is listed on the Luxembourg Stock Exchange, the Indenture Trustee shall, or shall instruct the Calculation Agent to, notify the Luxembourg Stock Exchange if, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2002-2 Investor Notes, the amount of interest to be paid on any Class of the Series 2002-2 Investor Notes on any Payment Date is less than the amount payable thereon on such Payment Date, the amount of such deficit and the amount of interest that will accrue on such deficit during the next succeeding Series 2002-2 Interest Period by the Business Day prior to such Payment Date.

          (d) All communications by or on behalf of the Indenture Trustee to the Luxembourg Stock Exchange pursuant to this Section 5A.3 shall be sent by facsimile to 352 2626 5155, attention: Carlo Oly.

          Section 5A.4 Monthly Application of Collections.

          (a) On each Settlement Date, the Administrator shall direct the Indenture Trustee in writing to withdraw from the Series 2002-2 General Collection Subaccount and allocate to the Series 2002-2 Settlement Collection Subaccount an amount equal to Total Cash Available for such Settlement Date (less an amount equal to the investment income from the Series 2002-2 General Collection Subaccount and the Series 2002-2 Principal Collection Subaccount transferred to the Series 2002-2 Settlement Collection Subaccount pursuant to
Section 5A.1(b)).

          (b) (i) If the Administrator determines that the aggregate amount distributable from the Series 2002-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (ix) of Section 5A.4(c) on any Payment Date exceeds the Total Cash Available for such Payment Date (the "Deficiency"), the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Settlement Collection Subaccount an amount equal to the least of (x) such Deficiency, (y) the product of the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period and Aggregate Net Lease Losses for such Monthly Period and (z) the Series 2002-2 Reserve Account Amount and, to the extent that such amount is less than the Deficiency, withdraw from the Series 2002-2 Yield Supplement Account and deposit in the Series 2002-2 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 2002-2 Yield Supplement Account Amount. If the Deficiency with respect to any Payment Date exceeds the amounts to be withdrawn from the Series 2002-2 Reserve Account and the Series 2002-2 Yield Supplement Account pursuant to the immediately preceding sentence, the Administrator shall instruct the Indenture Trustee in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Settlement Collection Subaccount an amount equal to the lesser of (x) the remaining portion of the Deficiency and (y) the Series 2002-2 Reserve Account Amount (after giving effect to the withdrawal described in the immediately preceding sentence).

          (ii) If the Administrator determines that (A) the amount to be deposited in the Series 2002-2 Distribution Account in accordance with Section 5A.4(c)(ix) and paid to the Class A-1 Investor Noteholders pursuant to Section 5A.6 on the Class A-1 Final Maturity Date is less than the Class A-1 Invested Amount, (B) the amount to be deposited in the Series 2002-2 Distribution Account in accordance with Section 5A.4(c)(ix) and paid to the Class A-2 Investor Noteholders pursuant to Section 5A.6 on the Class A-2 Final Maturity Date is less than the Class A-2 Invested Amount or (C) the amount to be deposited in the Series 2002-2 Distribution Account in accordance with Section 5A.4(c)(ix) and paid to the Class B Investor Noteholders pursuant to Section 5A.6 on the Class B Final Maturity Date is less than the Class B Invested Amount, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Final Maturity Date, withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of such insufficiency and the Series 2002-2 Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on such Final Maturity Date). In addition, if the Series 2002-2 Reserve Account Amount is less than such insufficiency on the Class B Final Maturity Date, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding the Class B Final Maturity Date and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the Class B Final Maturity Date, withdraw from the Series 2002-2 Yield

Supplement Account and deposit in the Series 2002-2 Distribution Account an amount equal to the lesser of such remaining insufficiency and the Series 2002-2 Yield Supplement Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on the Class B Final Maturity Date).

          (c) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2002-2 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to, or deposited in, the Series 2002-2 Settlement Collection Subaccount on such Payment Date in the following order of priority:

          (i) to SPV, an amount equal to the Series 2002-2 Excess Fleet Receivable Amount, if any, for such Payment Date;

          (ii) to the Gain On Sale Account, an amount equal to the Series 2002-2 Monthly Residual Value Gain, if any, for such Payment Date;

          (iii) to the Servicer, an amount equal to the product of the Monthly Servicer Advance Reimbursement Amount for such Payment Date and the average daily Series 2002-2 Invested Percentage during the immediately preceding Monthly Period;

          (iv) if VMS is not the Servicer, to the Servicer, an amount equal to the Series 2002-2 Basic Servicing Fee for the Series 2002-2 Interest Period ending on such Payment Date plus, on the first Payment Date following the transfer of the servicing from VMS to a successor Servicer pursuant to
     Section 9.1 of the Series 1999-1 SUBI Servicing Supplement, to the extent not reimbursed by VMS, the reasonable costs and expenses of the successor Servicer incurred in connection with the transfer of the servicing, in an amount up to $250,000;

          (v) to the Series 2002-2 Distribution Account, an amount equal to the Series 2002-2 Monthly Interest payable on such Payment Date plus the amount of any unpaid Interest Shortfall Amount, as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall Amount (such amount, the "Monthly Interest Payment");

          (vi) if VMS is the Servicer, to the Servicer, an amount equal to the Series 2002-2 Basic Servicing Fee for the Series 2002-2 Interest Period ending on such Payment Date;

          (vii) to the Administrator, an amount equal to the Series 2002-2 Administrator Fee for the Series 2002-2 Interest Period ending on such Payment Date;

          (viii) other than during a Lockout Period, to the Series 2002-2 Preferred Member Distribution Account, an amount equal to the Dividend Amount for such Payment Date;

          (ix) (A) on any Payment Date immediately succeeding a Monthly Period falling in the Series 2002-2 Revolving Period, to the Series 2002-2 Principal Collection Subaccount, an amount equal to the Series 2002-2 Allocated Asset Amount Deficiency, if any, on such Payment Date, (B) on the earlier of (x) the second Payment Date following the March 2004 Period End Date or (y) the first Payment Date following the occurrence of an Amortization Event, to the Series 2002-2 Distribution Account, an amount equal to the lesser of the Series 2002-2 Principal Payment Amount for such Payment Date and the Series 2002-2 Invested Amount on such Payment Date and (C) if any Series 2002-2 Preferred Membership Interests are issued and outstanding, on any Payment Date on and after the Series 2002-2 Note Termination Date, to the Series 2002-2 Preferred Member Distribution Account, an amount equal to the Series 2002-2 Principal Payment Amount for such Payment Date (or, on the Series 2002-2 Note Termination Date, the portion thereof not deposited into the Series 2002-2 Distribution Account); provided, however that on or after the Series 2002-2 Note Termination Date during a Lockout Period, the Series 2002-2 Principal Payment Amount for such Payment Date (or, on the Series 2002-2 Note Termination Date, the portion thereof not deposited into the Series 2002-2 Distribution Account) shall be applied by the Indenture Trustee in accordance with Section 5.4(d) of the Base Indenture;

          (x) to the Series 2002-2 Reserve Account, to the extent that a Series 2002-2 Liquid Credit Enhancement Deficiency exists or, on any Payment Date immediately succeeding a Monthly Period falling in the Series 2002-2 Amortization Period, to the extent that a Series 2002-2 Allocated Asset Amount Deficiency exists, an amount equal to the greater of such deficiencies;

          (xi) to the Series 2002-2 Yield Supplement Account, to the extent that a Series 2002-2 Yield Supplement Deficiency exists (or, will exist after giving effect to any reduction in the Class X 1999-1B Invested Amount on such Payment Date), an amount equal to such deficiency;

          (xii) if VMS is not the Servicer, to the Servicer, an amount equal to any Series 2002-2 Supplemental Servicing Fee for the Series 2002-2 Interest Period ending on such Payment Date; and

          (xiii) if any Series 2002-2 Preferred Membership Interests are issued and outstanding, to the Series 2002-2 Preferred Member Distribution Account, an amount equal to the balance remaining in the Series 2002-2 Settlement Collection Subaccount.

          Section 5A.5 Payment of Monthly Interest Payment.

          On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2002-2 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute to the Series 2002-2 Investor Noteholders, from the Series 2002-2 Distribution Account, the Monthly Interest Payment in the following order of priority to the extent of the amount deposited in the Series 2002-2 Distribution Account for the payment of interest on the Series 2002-2 Investor Notes pursuant to Section 5A.4(c)(v):

          (a) pro rata to each Class A-1 Investor Noteholder and each Class A-2 Investor Noteholder, an amount equal to the Class A Monthly Interest Payment payable on such Payment Date; and

          (b) pro rata to each Class B Investor Noteholder, an amount equal to the Class B Monthly Interest Payment payable on such Payment Date.

          Section 5A.6 Payment of Principal.

          (a) The principal amount of each Class of the Series 2002-2 Investor Notes shall be due and payable on the Final Maturity Date with respect to such Class.

          (b) On each Payment Date on which a deposit is made to the Series 2002-2 Distribution Account pursuant to Section 5A.4(c)(ix) or an amount is deposited in the Series 2002-2 Distribution Account pursuant to Section 5A.4(b)(ii), based solely on the information contained in the Monthly Settlement Statement with respect to Series 2002-2 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute during the Series 2002-2 Amortization Period, from the Series 2002-2 Distribution Account the amount deposited therein pursuant to Section 5A.4(c)(ix) and Section 5A.4(b)(ii) in the following order of priority:

          (i) pro rata to each Class A-1 Investor Noteholder until the Class A-1 Invested Amount is reduced to zero;

          (ii) pro rata to each Class A-2 Investor Noteholder until the Class A-2 Invested Amount is reduced to zero; and

          (iii) pro rata to each Class B Investor Noteholder until the Class B Invested Amount is reduced to zero.

provided however that on any Payment Date falling after the occurrence of an Amortization Event resulting from the occurrence of an Event of Default described in Section 9.1(a), (b) or (f) of the Base Indenture the Indenture Trustee shall distribute from the Series 2002-2 Distribution Account the amounts deposited therein pursuant to Section 5A.4(c)(ix) and Section 5A.4(b)(ii) in the following order of priority:

          (y) pro rata to each Class A-1 Investor Noteholder and each Class A-2 Investor Noteholder until the Class A-1 Invested Amount and Class A-2 Invested Amount are reduced to zero; and

          (z) pro rata to each Class B Investor Noteholder until the Class B Invested Amount is reduced to zero.

          (c) The Indenture Trustee shall notify the Person in whose name a Series 2002-2 Investor Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Series 2002-2 Investor Note will be paid. Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Settlement Statement indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2002-2 Investor Note and shall specify the place where such Series 2002-2 Investor Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Series 2002-2 Investor Notes shall be (i) transmitted by facsimile to Series 2002-2 Investor Noteholders holding Global Notes and (ii) sent by registered mailed to Series 2002-2 Investor Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2002-2 Investor Note and shall specify the place where such Series 2002-2 Investor Note may be presented and surrendered for payment of such installment.

          Section 5A.7 The Administrator's Failure to Instruct the Indenture Trustee to Make a Deposit or Payment.

          When any payment or deposit hereunder or under any other Transaction Document is required to be made by the Indenture Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any subaccount thereof required to be given by the Administrator, at the time specified herein or in any other Transaction Document (after giving effect to applicable grace periods), the Indenture Trustee shall make such payment or deposit into or from the Collection Account or such subaccount without such notice or instruction from the Administrator; provided that the Administrator, upon request of the Indenture Trustee, promptly provides the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such a payment or deposit in the event that the Indenture Trustee shall take or refrain from taking action pursuant to this Section 5A.7, the Administrator shall, by 5:00 p.m., New York City time, on any day the Indenture Trustee makes a payment or deposit based on information or direction from the Administrator, provide (i) written confirmation of any such direction and (ii) written confirmation of all information used by the Administrator in giving any such direction.

          Section 5A.8 Series 2002-2 Reserve Account.

          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2002-2 Investor Noteholders an account (the "Series 2002-2 Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Investor Noteholders. The Series 2002-2 Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2002-2 Reserve Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2002-2 Reserve Account, it shall transfer all cash and investments from the non-qualifying Series 2002-2 Reserve Account into the new Series 2002-2 Reserve Account. Initially, the Series 2002-2 Reserve Account will be established with JPMorgan Chase Bank.

          (b) The Issuer may instruct the institution maintaining the Series 2002-2 Reserve Account in writing to invest funds on deposit in the Series 2002-2 Reserve Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 2002-2 Reserve Account and any such Permitted

Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such additional action as is required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Reserve Account. In absence of written direction as provided hereunder, funds on deposit in the Series 2002-2 Reserve Account shall remain uninvested.

          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-2 Reserve Account shall be deemed to be on deposit and available for distribution.

          (d) If there is a Series 2002-2 Reserve Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and instruct the Indenture Trustee to withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 2002-2 Reserve Account and deposit in the Series 2002-2 Preferred Member Distribution Account, so long as no Series 2002-2 Allocated Asset Amount Deficiency exists or would result therefrom, an amount up to the lesser of (i) such Series 2002-2 Reserve Account Surplus on such Business Day and (ii) the Series 2002-2 Reserve Account Amount on such Business Day.

          (e) Amounts will be withdrawn from the Series 2002-2 Reserve Account in accordance with Section 5A.4(b).

          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2002-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2002-2 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Reserve Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Reserve Account. The Indenture Trustee and the Series 2002-2 Investor

Noteholders shall have no interest in any amounts withdrawn from the Series 2002-2 Reserve Account and deposited in the Series 2002-2 Preferred Member Distribution Account.

          (g) On the first Payment Date after the Series 2002-2 Note Termination Date on which the sum of (a) the Series 2002-2 Reserve Account Amount, (b) the Series 2002-2 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 2002-2 Preferred Member Distribution Account in accordance with Section 5A.4(c)(ix) is at least equal to the aggregate stated liquidation preference of the Series 2002-2 Preferred Membership Interests and on any Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2002-2 Reserve Account all amounts on deposit therein for deposit in the Series 2002-2 Preferred Member Distribution Account.

          Section 5A.9 Series 2002-2 Yield Supplement Account.

          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2002-2 Investor Noteholders an account (the "Series 2002-2 Yield Supplement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Investor Noteholders. The Series 2002-2 Yield Supplement Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2002-2 Yield Supplement Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2002-2 Yield Supplement Account, it shall transfer all cash and investments from the non-qualifying Series 2002-2 Yield Supplement Account into the new Series 2002-2 Yield Supplement Account. Initially, the Series 2002-2 Yield Supplement Account will be established with JPMorgan Chase Bank.

          (b) The Issuer may instruct the institution maintaining the Series 2002-2 Yield Supplement Account in writing to invest funds on deposit in the Series 2002-2 Yield Supplement Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 2002-2 Yield Supplement Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such additional action as is required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Series 2002-2 Yield Supplement Account. In absence of written direction as provided hereunder, funds on deposit in the Series 2002-2 Yield Supplement Account shall remain uninvested.

          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-2 Yield Supplement Account shall be deemed to be on deposit and available for distribution.

          (d) If there is a Series 2002-2 Yield Supplement Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and request the Indenture Trustee to withdraw from the Series 2002-2 Yield Supplement Account and deposit in the Series 2002-2 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 2002-2 Yield Supplement Account and deposit in the Series 2002-2 Preferred Member Distribution Account an amount up to the lesser of (i) such Series 2002-2 Yield Supplement Account Surplus on such Business Day and (ii) the Series 2002-2 Yield Supplement Account Amount on such Business Day.

          (e) Amounts will be withdrawn from the Series 2002-2 Yield Supplement Account in accordance with Section 5A.4(b).

          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2002-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2002-2 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Yield Supplement Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Yield Supplement Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-2 Yield Supplement Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Yield Supplement Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Yield Supplement Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Yield Supplement Account. The Indenture Trustee and the Series 2002-2 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2002-2 Yield Supplement Account and deposited in the Series 2002-2 Preferred Member Distribution Account.

          (g) On the first Payment Date after the Series 2002-2 Note Termination Date on which the sum of (a) the Series 2002-2 Reserve Account Amount, (b) the Series 2002-2 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 2002-2 Preferred Member Distribution Account in accordance with Section 5A.4(c)(ix) is at least equal to the aggregate stated liquidation preference of the Series 2002-2 Preferred Membership Interests and on any Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2002-2 Yield Supplement Account all amounts on deposit therein for deposit in the Series 2002-2 Preferred Member Distribution Account.

          Section 5A.10 Series 2002-2 Distribution Account.

          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2002-2 Investor Noteholders an account (the "Series 2002-2 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-2 Investor Noteholders. The Series 2002-2 Distribution Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2002-2 Distribution Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2002-2 Distribution Account, it shall transfer all cash and investments from the non-qualifying Series 2002-2 Distribution Account into the new Series 2002-2 Distribution Account. Initially, the Series 2002-2 Distribution Account will be established with JPMorgan Chase Bank.

          (b) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2002-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2002-2 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-2 Distribution Account, including any security entitlement thereto;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-2 Distribution Account, the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-2 Distribution Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-2 Distribution Account.

          Section 5A.11 Lease Rate Caps.

          (a) The Issuer shall have obtained on the Series 2002-2 Closing Date and shall thereafter maintain one or more interest rate caps, each from a Series 2002-2 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2002-2 Closing Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the Series 2002-2 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Payment Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.65% per annum.

          (b) On or prior to the date that any Fixed Rate Lease is allocated to the Lease SUBI Portfolio on or after the Series 2002-2 Closing Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap from a Series 2002-2 Eligible Counterparty having a notional amount equal to the initial Lease Balance of such Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 0.65% per annum.

          (c) The Issuer may obtain an interest rate cap from a Series 2002-2 Eligible Counterparty in respect of any Fixed Rate Lease allocated to the Lease SUBI Portfolio that was not a Fixed Rate Lease when initially allocated to the Lease SUBI Portfolio or on the Series 2002-2 Closing Date having a notional amount equal to the Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding the date as of which such Lease became a Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 0.65% per annum. If the Issuer obtains an interest rate cap in respect of any Fixed Rate Lease satisfying the requirements of this Section 5A.11(c), it shall maintain such interest rate cap.

          (d) The Issuer shall have obtained on the Series 2002-2 Closing Date and shall thereafter maintain the Series 2002-2 Required Lease Rate Cap.

          (e) If the short-term credit rating of any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this
Section 5A.11 falls below A-1 by Standard & Poor's or P-1 by Moody's or the long-term unsecured credit rating of any such provider falls below A+ by Standard & Poor's or Aa3 by Moody's, the Issuer shall obtain an equivalent interest rate cap from a Series 2002-2 Eligible Counterparty within 30 days of such decline in credit rating unless such provider provides some form of collateral for its obligations under its interest rate cap and the Rating Agency Condition is satisfied with respect to such arrangement. The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 to be terminated or transferred in whole or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.11.

          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2002-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2002-2 Investor Noteholders, all of the Issuer's right, title and interest in and to the Series 2002-2 Lease Rate Cap and all proceeds thereof.

                                  ARTICLE III

                               AMORTIZATION EVENTS

          If any one of the following events shall occur with respect to the Series 2002-2 Investor Notes:

          (a) the Series 2002-2 Reserve Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

          (b) the Series 2002-2 Yield Supplement Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

          (c) a Series 2002-2 Liquid Credit Enhancement Deficiency shall occur and continue for at least two Business Days;

          (d) a Series 2002-2 Allocated Asset Amount Deficiency shall occur and continue for at least two Business Days;

          (e) a Series 2002-2 Yield Supplement Deficiency shall occur and continue for at least two Business Days;

          (f) the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds 1.00%;

          (g) the Three Month Average Paid-In Advance Loss Ratio with respect to any Settlement Date exceeds 1.50%;

          (h) the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds 7.00%;

          (i) the failure on the part of the Issuer to declare and pay dividends on the Series 2002-2 Senior Preferred Membership Interests or the Series 2002-2 Junior Preferred Membership Interests on any Payment Date in accordance with their terms;

          (j) any Servicer Termination Event shall occur;

          (k) any Termination Event shall occur;

          (l) an Event of Default with respect to the Series 2002-2 Investor Notes shall occur;

          (m) there is at least $10,000,000 on deposit in the Series 2002-2 Principal Collection Subaccount on two consecutive Settlement Dates during the Series 2002-2 Revolving Period;

          (n) an Insolvency Event shall occur with respect to SPV, the Origination Trust, Avis, PHH, Cendant or VMS;

          (o) all principal and interest of the Class A-1 Investor Notes is not paid in full on or before the Class A-1 Maturity Date, all principal and interest of the Class A-2 Investor Notes is not paid in full on or before the Class A-2 Maturity Date, or all principal and interest of the Class B Investor Notes is not paid in full on or before the Class B Maturity Date;

          (p) failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Indenture (or within the applicable grace period which shall not exceed two Business Days after the date such payment or deposit is required to be made) or (ii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement, which failure continues unremedied for a period of 45 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by the Series 2002-2 Required Investor Noteholders, written notice specifying such default and requiring it to be remedied;

          (q) any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 45 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by the Series 2002-2 Required Investor Noteholders, written notice thereof;

          (r) the Indenture Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral or any of VMS, the Issuer or any Affiliate of either thereof shall so assert;

          (s) there shall have been filed against Cendant, PHH, VMS, the Origination Trust, SPV or the Issuer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

          (t) one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (u) any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;

then, in the case of any event described in clause (p) through (u) above, an Amortization Event will be deemed to have occurred with respect to the Series 2002-2 Investor Notes only, if after the applicable grace period, either the Indenture Trustee or Series 2002-2 Required Investor Noteholders, declare that an Amortization Event has occurred with respect to the Series 2002-2 Investor Notes. In the case of any event described in clauses (a) through (o) above, an Amortization Event with respect to the Series 2002-2 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2002-2 Investor Noteholders.

                                   ARTICLE IV

                               OPTIONAL PREPAYMENT

          The Issuer shall have the option to prepay the Series 2002-2 Investor Notes in full on any Payment Date after the Payment Date in April 2004. The Issuer shall give the Indenture Trustee at least ten Business Days' prior written notice of the Payment Date on which the Issuer intends to exercise such option to prepay (the "Prepayment Date"). The prepayment price for the Series 2002-2 Investor Notes shall equal the aggregate outstanding principal balance of the Series 2002-2 Investor Notes (determined after giving effect to any payments of principal and interest on such Payment Date), plus accrued and unpaid interest on such outstanding principal balance. Not later than 11:00 a.m., New York City time, on such Prepayment Date, the Issuer shall deposit in the Series 2002-2 Distribution Account an amount equal to the prepayment price in immediately available funds. The funds deposited into the Series 2002-2 Distribution Account will be paid by the Indenture Trustee to the Series 2002-2 Investor Noteholders on such Prepayment Date.

                                   ARTICLE V

                        SERVICING AND ADMINISTRATOR FEES

          Section 5.1 Servicing Fees. A periodic servicing fee (the "Series 2002-2 Basic Servicing Fee") shall be payable to the Servicer on each Payment Date for the Series 2002-2 Interest Period ending on such Payment Date in an amount equal to the product of (a) 0.215% (the "Series Servicing Fee Percentage") times (b) the Series 2002-2 Allocated Adjusted Aggregate Unit Balance as of the first day of such Series 2002-2 Interest Period times (c) the number of days in such Series 2002-2 Interest Period divided by 365 (or 366, as applicable) days; provided, however that if VMS is not the Servicer, the servicing fee payable to the Servicer on each Payment Date hereunder may be increased such that the sum of the Series 2002-2 Basic Servicing Fee and the additional servicing fee payable to the Servicer hereunder (the "Series 2002-2 Supplemental Servicing Fee") for each Series 2002-2 Interest Period equals 110% of the costs to the successor Servicer of servicing the portion of the Lease SUBI Portfolio allocated to Series 2002-2 during such Series 2002-2 Interest Period. For this purpose, the portion of the Lease SUBI Portfolio allocated to Series 2002-2 for each Series 2002-2 Interest Period shall equal the average Series 2002-2 Invested Percentage during such Series 2002-2 Interest Period. The Series 2002-2 Basic Servicing Fee and any Series 2002-2 Supplemental Servicing Fee shall be payable to the Servicer on each Payment Date pursuant to Section 5A.4(c).

          Section 5.2 Administrator Fee. A periodic fee (the "Series 2002-2 Administrator Fee") shall be payable to the Administrator on each Payment Date for the Series 2002-2 Interest Period ending on such Payment Date in an amount equal to the product of (a) 0.01% times (b) the Series 2002-2 Allocated Adjusted Aggregate Unit Balance as of the first day of the immediately preceding Monthly Period times (c) the number of days in such Series 2002-2 Interest Period divided by 365 (or 366, as applicable) days. The Series 2002-2 Administrator Fee shall be payable to the Administrator on each Payment Date pursuant to Section 5A.4(c)(vii).

                                   ARTICLE VI

                           FORM OF SERIES 2002-2 NOTES

          Section 6.1 Initial Issuance of Series 2002-2 Investor Notes.

          The Series 2002-2 Investor Notes are being offered and sold by the Issuer in a registered public offering pursuant to an Underwriting Agreement, dated November __, 2002, among the Issuer, VMS, PHH and J.P. Morgan Securities Inc. and Barclay's Capital Inc., as the representatives of the underwriters.

          Section 6.2 Global Notes.

          The Series 2002-2 Investor Notes of each Class will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the form set forth in Exhibits A-1, A-2 and A-3, registered in the name of Cede & Co., as nominee of DTC, and deposited with JPMorgan Chase, as custodian of DTC (collectively, the "Series 2002-2 Global Notes").

          The Series 2002-2 Global Notes shall bear the following legends:

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

     BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

          Section 6.3 Definitive Notes.

          No Series 2002-2 Note Owner will receive a Definitive Note representing such Series 2002-2 Note Owner's interest in the Series 2002-2 Investor Notes other than in accordance with Section 2.11 of the Base Indenture.

                                  ARTICLE VII

                                  INFORMATION

          The Issuer hereby agrees to provide to the Indenture Trustee and each provider of the Series 2002-2 Required Lease Rate Cap, on each Determination Date, a Monthly Settlement Statement, substantially in the form of Exhibit B, setting forth as of the last day of the most recent Monthly Period and for such Monthly Period the information set forth therein. The Indenture Trustee shall provide to the Series 2002-2 Investor Noteholders, or their designated agent, copies of each Monthly Settlement Statement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.1 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

          Section 8.2 Obligations Unaffected. The obligations of the Issuer to the Series 2002-2 Investor Noteholders under this Indenture Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the SUBI Certificates, the Sold Units or the Fleet Receivables.

          Section 8.3 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 8.4 Further Assurances. Each of the Issuer and the Indenture Trustee agrees, at the Administrator's expense, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Series 2002-2 Required Investor Noteholders more fully to effect the purposes of this Indenture Supplement and the sale of the Series 2002-2 Investor Notes hereunder. The Issuer hereby authorizes the Indenture Trustee to file any financing statements or similar documents or notices or continuation statements relating to the Series 2002-2 Collateral under the provisions of the UCC or similar legislation of any applicable jurisdiction.

          Section 8.5 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture:

          Exhibit A-1: Form of Class A-1 Note
          Exhibit A-2: Form of Class A-2 Note
          Exhibit A-3: Form of Class B Note
          Exhibit B:   Form of Monthly Settlement Statement
          Exhibit C:   Form of Series 2002-2 Lease Rate Cap

          Section 8.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 8.7 Amendments. (a) This Indenture Supplement may be amended in writing from time to time in accordance with the terms of the Base Indenture.

          (b) No amendment specified in this Indenture Supplement as requiring satisfaction of the Rating Agency Condition shall be effective until the Rating Agency Condition is satisfied with respect thereto.

          (c) The Issuer reserves the right, without any consent or other action of the Series 2002-2 Investor Noteholders, to amend Schedule 1 to the Base Indenture by (i) deleting "15%" from clause (a)(ii) of the definition of Excess Longer-Term Lease Amount and substituting in lieu thereof "20%", (ii) deleting "5%" from clause (b)(ii) of the definition of Excess Longer-Term Lease Amount and substituting in lieu thereof "7.5%" and (c) deleting "10%" from clause (ii) of the definition of Excess Residual Value Amount and substituting in lieu thereof "7.5%".

          Section 8.8 Severability. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          Section 8.9 Counterparts. This Indenture Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          Section 8.10 No Bankruptcy Petition. (a) By acquiring a Series 2002-2 Investor Note or an interest therein, each Series 2002-2

Investor Noteholder and each Series 2002-2 Investor Note Owner hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (a) By acquiring a Series 2002-2 Investor Note or an interest therein, each Series 2002-2 Investor Noteholder and each Series 2002-2 Investor Note Owner and the Issuer and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          Section 8.11 SUBIs. By acquiring a Series 2002-2 Investor Note or an interest therein, each Series 2002-2 Investor Noteholder and each Series 2002-2 Investor Note Owner and the Issuer hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. ss. 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and
(e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Section 8.12 Notice to Rating Agencies. The Indenture Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.

          Section 8.13 Conflict of Instructions. In the event the Issuer and the Administrator shall have delivered conflicting instructions to the Indenture Trustee to take or refrain from taking action hereunder, the Indenture Trustee shall follow the instructions of the Issuer.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                         CHESAPEAKE FUNDING LLC



                                         By:
                                            ------------------------------
                                            Name:
                                            Title:




                                         JPMORGAN CHASE BANK,
                                            as Indenture Trustee



                                         By:
                                            ------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT A-1
                                                                TO SERIES 2002-2
                                                            INDENTURE SUPPLEMENT


                     FORM OF GLOBAL CLASS A-1 INVESTOR NOTE

REGISTERED                                                          $255,000,000
No. R-___


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. _________
                                                           ISIN NO. US__________


          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

          THE PRINCIPAL OF THIS CLASS A-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

   SERIES 2002-2 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                   CLASS A-1

          CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Fifty Five Million Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-1 Investor Note shall be due on the Class A-1 Final Maturity Date. However, principal with respect to the Class A-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-1 Investor Note for each Series 2002-2 Interest Period, in accordance with the terms of the Indenture, at the Class A-1 Note Rate for such Interest Period. Each "Series 2002-2 Interest Period" will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2002-2 Interest Period shall commence on and include the Series 2002-2 Closing Date and end on and include December 8, 2002. Such principal of and interest on this Class A-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

          The principal of and interest on this Class A-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Investor Note shall be applied as provided in the Indenture. This Class A-1 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services LLC ("VMS") or any affiliate of VMS other than the Issuer.

          Reference is made to the further provisions of this Class A-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _______, 2002

                                                CHESAPEAKE FUNDING LLC


                                                By:___________________________
                                                   Name:
                                                   Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-1 Investor Notes issued under the within-mentioned Indenture.


                                       JPMORGAN CHASE BANK, as Indenture Trustee




                                       By:___________________________
                                          Authorized Signatory

                      [REVERSE OF CLASS A-1 INVESTOR NOTE]

          This Class A-1 Investor Note is one of a duly authorized issue of Class A-1 Investor Notes of the Issuer designated its Series 2002-2 Floating Rate Asset Backed Investor Notes, Class A-1 (herein called the "Class A-1 Investor Notes"), all issued under (i) a Base Indenture dated as of June 30, 1999 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Indenture Trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2002-2 Indenture Supplement dated as of November __, 2002 (the "Series 2002-2 Indenture Supplement") between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2002-2 Supplement are referred to herein as the "Indenture". The Class A-1 Investor Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

          The Class A-1 Investor Notes are and will be equally and ratably secured by the Series 2002-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2002-2 Indenture Supplement.

          Principal of the Class A-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing January 7, 2003.

          The entire unpaid principal amount of this Class A-1 Investor Note shall be due and payable on the Class A-1 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-1 Investor Notes will be paid earlier during the Series 2002-2 Amortization Period as described in the Indenture. All principal payments on the Class A-1 Investor Notes shall be made pro rata to the Class A-1 Investor Noteholders entitled thereto.

          The Issuer will have the option to prepay the Series 2002-2 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in April 2004. The prepayment price for the Series 2002-2 Investor Notes will be equal to the amount set forth in the Indenture.

          Interest will accrue on this Class A-1 Investor Notes for each Series 2002-2 Interest Period at a rate equal to (i) with respect to the initial Series 2002-2 Interest Period, ____% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ____% per annum (the "Class A-1 Note Rate"). "One-Month LIBOR" means, for each Series 2002-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2002-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2002-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2002-2 Interest Period.

          All interest payments on the Class A-1 Investor Notes shall be made pro rata to the Class A-1 Investor Noteholders and the Class A-2 Investor Noteholders based on the aggregate amounts of interest payable thereon. The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Investor Note may be registered on the Note Register upon surrender of this Class A-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          By acquiring a Class A-1 Investor Note or an interest therein, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner and the Issuer and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          Each Class A-1 Investor Noteholder, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. ss. 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and
(ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and
(ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Each Class A-1 Investor Noteholder or Class A-1 Investor Note Owner, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-1 Investor Noteholder or Class A-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

          It is the intent of the Issuer, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2002-2 Collateral. Each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner, by the acceptance of this Class A-1 Investor Note, agrees to treat this Class A-1 Investor Note for purposes of Federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2002-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2002-2 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2002-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2002-2 Investor Notes, on behalf of the Holders of all the Series 2002-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Investor Note (or any one or more predecessor Class A-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Investor Note and of any Class A-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2002-2 Investor Notes issued thereunder.

          The term "Issuer" as used in this Class A-1 Investor Note includes any successor to the Issuer under the Indenture.

          The Class A-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

          No reference herein to the Indenture and no provision of this Class A-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

          Interests in this Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto                __________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________            By:_______________________1


                                                 Signature Guaranteed:


                                          __________________________________


                                          __________________________________



_________________________

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Investor Note, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2
                                                                TO SERIES 2002-2
                                                            INDENTURE SUPPLEMENT


                     FORM OF GLOBAL CLASS A-2 INVESTOR NOTE

REGISTERED                                                          $245,000,000
No. R-___


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. _________
                                                           ISIN NO. US__________


          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

          THE PRINCIPAL OF THIS CLASS A-2 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

   SERIES 2002-2 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                   CLASS A-2

          CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Forty Five Million Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-2 Investor Note shall be due on the Class A-2 Final Maturity Date. However, principal with respect to the Class A-2 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-2 Note for each Series 2002-2 Interest Period, in accordance with the terms of the Indenture at the Class A-2 Note Rate for such Interest Period. Each "Series 2002-2 Interest Period" will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2002-2 Interest Period shall commence on and include the Series 2002-2 Closing Date and end on and include December 8, 2002. Such principal of and interest on this Class A-2 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

          The principal of and interest on this Class A-2 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Investor Note shall be applied as provided in the Indenture. This Class A-2 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services LLC ("VMS") or any affiliate of VMS other than the Issuer.

          Reference is made to the further provisions of this Class A-2 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-2 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _______, 2002

                                               CHESAPEAKE FUNDING LLC


                                               By:______________________________
                                                  Name:
                                                  Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-2 Investor Notes issued under the within-mentioned Indenture.

                                       JPMORGAN CHASE BANK, as Indenture Trustee





                                       By:________________________________
                                          Authorized Signatory

                      [REVERSE OF CLASS A-2 INVESTOR NOTE]

          This Class A-2 Investor Note is one of a duly authorized issue of Class A-2 Investor Notes of the Issuer designated its Series 2002-2 Floating Rate Asset Backed Investor Notes, Class A-2 (herein called the "Class A-2 Investor Notes"), all issued under (i) a Base Indenture dated as of June 30, 1999 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Indenture Trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2002-2 Indenture Supplement dated as of November __, 2002 (the "Series 2002-2 Indenture Supplement") between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2002-2 Supplement are referred to herein as the "Indenture". The Class A-2 Investor Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

          The Class A-2 Investor Notes are and will be equally and ratably secured by the Series 2002-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2002-2 Indenture Supplement.

          Principal of the Class A-2 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing January 7, 2003.

          The entire unpaid principal amount of this Series 2002-2 Investor Note shall be due and payable on the Class A-2 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-2 Investor Notes will be paid earlier during the Series 2002-2 Amortization Period as described in the Indenture. All principal payments on the Class A-2 Investor Notes shall be made pro rata to the Class A-2 Investor Noteholders entitled thereto.

          The Issuer will have the option to prepay the Series 2002-2 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in April 2004. The prepayment price for the Series 2002-2 Investor Notes will be equal to the amount set forth in the Indenture.

          Interest will accrue on this Class A-2 Investor Notes for each Series 2002-2 Interest Period at a rate equal to (i) with respect to the initial Series 2002-2 Interest Period, ____% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ____% per annum (the "Class A-2 Note Rate"). "One-Month LIBOR" means, for each Series 2002-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2002-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2002-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2002-2 Interest Period.

          All interest payments on the Class A-2 Investor Notes shall be made pro rata to the Class A-2 Investor Noteholders and the Class A-1 Investor Noteholders based on the aggregate amounts of interest payable thereon. The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Investor Note may be registered on the Note Register upon surrender of this Class A-2 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          By acquiring a Class A-2 Investor Note or an interest therein, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner and the Issuer and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          Each Class A-2 Investor Noteholder, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. ss. 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and
(ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and
(ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Each Class A-2 Investor Noteholder or Class A-2 Investor Note Owner, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Investor Noteholder or Class A-2 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

          It is the intent of the Issuer, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2002-2 Collateral. Each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner, by the acceptance of this Class A-2 Investor Note, agrees to treat this Class A-2 Investor Note for purposes of Federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2002-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2002-2 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2002-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2002-2 Investor Notes, on behalf of the Holders of all the Series 2002-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Investor Note (or any one or more predecessor Class A-2 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Investor Note and of any Class A-2 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2002-2 Investor Notes issued thereunder.

          The term "Issuer" as used in this Class A-2 Investor Note includes any successor to the Issuer under the Indenture.

          The Class A-2 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-2 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

          No reference herein to the Indenture and no provision of this Class A-2 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

          Interests in this Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto                     _____________________________________________

________________________________________________________________________________
                           (name and address of assignee)

the within Class A-2 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-2 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________            By:_______________________2


                                                     Signature Guaranteed:

                                              __________________________________


                                              __________________________________

_______________________

2 NOTE: The signature to this assignment must correspond witht he name of the registered owner as it appears on the face of the within Class A-2 Investor Note, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-3
                                                                TO SERIES 2002-2
                                                            INDENTURE SUPPLEMENT


                      FORM OF GLOBAL CLASS B INVESTOR NOTE


REGISTERED                                                           $44,900,000
No. R-___


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. _________
                                                           ISIN NO. US__________


          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

          THE PRINCIPAL OF THIS CLASS B INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

    SERIES 2002-2 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS B

          CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Forty Four Million Nine Hundred Thousand Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class B Investor Note shall be due on the Class B Final Maturity Date. However, principal with respect to the Class B Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class B Note for each Series 2002-2 Interest Period, in accordance with the terms of the Indenture at the Class B Note Rate for such Interest Period. Each "Series 2002-2 Interest Period" will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2002-2 Interest Period shall commence on and include the Series 2002-2 Closing Date and end on and include December 8, 2002. Such principal of and interest on this Class B Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

          The principal of and interest on this Class B Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Investor Note shall be applied as provided in the Indenture. This Class B Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services LLC ("VMS") or any affiliate of VMS other than the Issuer.

          Reference is made to the further provisions of this Class B Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class B Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  ____________, 2002

                                                    CHESAPEAKE FUNDING LLC


                                                    By:_________________________
                                                           Name:
                                                           Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This  is  one  of  the  Class  B  Investor   Notes  issued  under  the
within-mentioned Indenture.



                                       JPMORGAN CHASE BANK, as Indenture Trustee




                                       By:_____________________________
                                          Authorized Signatory

                       [REVERSE OF CLASS B INVESTOR NOTE]

          This Class B Investor Note is one of a duly authorized issue of Class B Investor Notes of the Issuer designated its Series 2002-2 Floating Rate Asset Backed Investor Notes, Class B (herein called the "Class B Investor Notes"), all issued under (i) a Base Indenture dated as of June 30, 1999 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Indenture Trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2002-2 Indenture Supplement dated as of November __, 2002 (the "Series 2002-2 Indenture Supplement") between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2002-2 Supplement are referred to herein as the "Indenture". The Class B Investor Notes are subject to all terms of the Indenture. All terms used in this Class B Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

          The Class B Investor Notes are and will be equally and ratably secured by the Series 2002-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2002-2 Indenture Supplement. Payment of interest on, and principal of, the Class B Investor Notes is subordinated to the payment of interest on, and principal of, the Class A-1 Investor Notes and the Class A-2 Investor Notes as provided in the Series 2002-2 Indenture Supplement.

          Principal of the Class B Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing January 7, 2003.

          The entire unpaid principal amount of this Series 2002-2 Investor Note shall be due and payable on the Class B Final Maturity Date. Notwithstanding the foregoing, principal on the Class B Investor Notes will be paid earlier during the Series 2002-2 Amortization Period as described in the Indenture. All principal payments on the Class B Investor Notes shall be made pro rata to the Class B Investor Noteholders entitled thereto.

          The Issuer will have the option to prepay the Series 2002-2 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in April 2004. The prepayment price for the Series 2002-2 Investor Notes will be equal to the amount set forth in the Indenture.

          Interest will accrue on this Class B Investor Notes for each Series 2002-2 Interest Period at a rate equal to (i) with respect to the initial Series 2002-2 Interest Period, ____% per annum and (ii) with respect to each Series 2002-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2002-2 Interest Period plus ____% per annum (the "Class B Note Rate"). "One-Month LIBOR" means, for each Series 2002-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2002-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2002-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2002-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2002-2 Interest Period.

          All interest payments on the Class B Investor Notes shall be made pro rata to the Class B Investor Noteholders based on the amounts of interest payable thereon. The Issuer shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Investor Note may be registered on the Note Register upon surrender of this Class B Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          By acquiring a Class B Investor Note or an interest therein, each Class B Investor Noteholder and each Class B Investor Note Owner and the Issuer and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          Each Class B Investor Noteholder, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. ss. 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and
(ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and
(ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Each Class B Investor Noteholder or Class B Investor Note Owner, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Investor Noteholder or Class B Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

          It is the intent of the Issuer, each Class B Investor Noteholder and each Class B Investor Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class B Investor Notes will evidence indebtedness of the Issuer secured by the Series 2002-2 Collateral. Each Class B Investor Noteholder and each Class B Investor Note Owner, by the acceptance of this Class B Investor Note, agrees to treat this Class B Investor Note for purposes of Federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2002-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2002-2 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2002-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2002-2 Investor Notes, on behalf of the Holders of all the Series 2002-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Investor Note (or any one or more predecessor Class B Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Investor Note and of any Class B Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2002-2 Investor Notes issued thereunder.

          The term "Issuer" as used in this Class B Investor Note includes any successor to the Issuer under the Indenture.

          The Class B Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class B Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

          No reference herein to the Indenture and no provision of this Class B Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

          Interests in this Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

________________________________

          FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns  and
transfers unto                               ___________________________________

________________________________________________________________________________
                           (name and address of assignee)

the within Class B Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class B Investor Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:__________________            By:_______________________3


                                                    Signature Guaranteed:

                                            ____________________________________


                                            ____________________________________




_____________________________

3/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Investor Note, without alteration, enlargement or any change whatsoever.